UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-04049

Deutsche Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	3/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

March 31, 2015

Semiannual Report

to Shareholders

Deutsche Global Inflation Fund

Contents
3 Letter to Shareholders
4 Performance Summary
6 Portfolio Management Team
7 Consolidated Portfolio Summary
8 Consolidated Investment Portfolio
18 Consolidated Statement of Assets and Liabilities
20 Consolidated Statement of Operations
22 Consolidated Statement of Changes in Net Assets
23 Consolidated Financial Highlights
28 Notes to Consolidated Financial Statements
46 Information About Your Fund's Expenses
48 Advisory Agreement Board Considerations and Fee Evaluation
53 Account Management Resources
55 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund invests in commodity-linked derivatives which may subject the fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the fund’s performance. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its interest-rate strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the interest rate strategy depends, in part, on the effectiveness and implementation of portfolio management’s proprietary models. If portfolio management’s analysis proves to be incorrect, losses to the fund may be significant. The risk of loss is heightened during periods of rapid rises in interest rates. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. If interest rates rise due to reasons other than inflation, the fund's investment in inflation linked bonds may not be fully protected from the effects of rising interest rates. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

From an economic standpoint, the view seems brighter than it has been for several years. Multiple signs suggest sustainable growth, at least for the near term. Our economists at Deutsche Asset & Wealth Management expect the global economy to accelerate in 2015, led by the United States and China.

That is heartening news. Yet one cannot ignore the complexities of an increasingly interconnected global economy. Low oil prices, a stronger employment picture and consumer spending bode well for the domestic economy, at least in the short term. Yet sluggish growth abroad, falling commodity prices and the strong U.S dollar may be headwinds to global growth and American exports. And, as we have seen time and again, any number of factors can unexpectedly shift the markets and the overall outlook.

The take-away message amidst these mixed signals: Be prepared to stick to your long-term plan, with a portfolio that can help weather short-term fluctuations. When in doubt, or if your individual situation or objectives change, talk with a trusted financial professional before taking action.

For timely information about economic developments and your Deutsche fund investment, we hope you will visit us at deutschefunds.com. There you will find the views of our Chief Investment Officer and economists. It is a resource we are proud to offer to help keep you up-to-date and make informed decisions.

As always, we thank you for your continued investment and the opportunity to put our capabilities to work for you.

Best regards,
Brian Binder
President, Deutsche Funds

Performance Summary March 31, 2015 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 3/31/15
Unadjusted for Sales Charge	1.96%	3.42%	3.50%	3.77%
Adjusted for the Maximum Sales Charge (max 2.75% CDSC)	–0.84%	0.58%	2.93%	3.48%
Barclays U.S. Treasury: U.S. TIPS Index†	1.40%	3.11%	4.29%	4.62%
Class B	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 3/31/15
Unadjusted for Sales Charge	1.53%	2.60%	2.72%	2.99%
Adjusted for the Maximum Sales Charge (max 4.00% load)	–2.47%	–0.40%	2.54%	2.99%
Barclays U.S. Treasury: U.S. TIPS Index†	1.40%	3.11%	4.29%	4.62%
Class C	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 3/31/15
Unadjusted for Sales Charge	1.53%	2.60%	2.72%	3.00%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.53%	2.60%	2.72%	3.00%
Barclays U.S. Treasury: U.S. TIPS Index†	1.40%	3.11%	4.29%	4.62%
Class S	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 3/31/15
No Sales Charges	1.99%	3.58%	3.73%	3.98%
Barclays U.S. Treasury: U.S. TIPS Index†	1.40%	3.11%	4.29%	4.62%
Institutional Class	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 3/31/15
No Sales Charges	2.09%	3.69%	3.79%	4.05%
Barclays U.S. Treasury: U.S. TIPS Index†	1.40%	3.11%	4.29%	4.62%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2015 are 1.12%, 1.96%, 1.81%, 0.87% and 0.73% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 8, 2005. The performance shown for the index is for the time period of July 31, 2005 through March 31, 2015, which is based on the performance period of the life of the Fund.

† The Barclays U.S. Treasury: U.S. TIPS Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the U.S. Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
3/31/15	$10.13	$10.18	$10.19	$10.09	$10.10
9/30/14	$9.99	$10.05	$10.06	$9.96	$9.96
Distribution Information as of 3/31/15
Income Dividends, Six Months	$.06	$.02	$.02	$.07	$.07

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2005.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Co-Head of Fixed Income for North America: New York.

— BIS, University of Minnesota.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Consolidated Portfolio Summary (Unaudited)

Consolidated Investment Portfolio as of March 31, 2015 (Unaudited)
		Principal Amount ($)(a)	Value ($)

Government & Agency Obligations 96.7%
Sovereign Bonds 12.3%
Government of Canada, 2.75%, 12/1/2064	CAD	1,016,000	1,005,154
Government of Netherlands, 2.75%, 1/15/2047	EUR	1,775,000	3,013,577
Government of Sweden, Series 1053, 3.5%, 3/30/2039	SEK	21,600,000	3,910,924
Kingdom of Norway, Series 477, REG S, 144A, 1.75%, 3/13/2025	NOK	17,500,000	2,222,948
Kingdom of Spain Inflation Linked Bond, REG S, 144A, 1.0%, 11/30/2030	EUR	3,929,927	4,676,137
Republic of Ireland, REG S, 2.0%, 2/18/2045	EUR	1,440,000	1,770,597
Republic of Portugal, REG S, 144A, 4.1%, 2/15/2045	EUR	770,890	1,118,800
Republic of Singapore, 2.75%, 4/1/2042	SGD	2,384,000	1,691,783
			19,409,920
U.S. Treasury Obligations 84.4%
U.S. Treasury Floating Rate Notes:
0.088%*, 10/31/2016 (b)		250,000	249,902
0.119%*, 1/31/2017		800,000	800,097
U.S. Treasury Inflation-Indexed Bonds:
0.625%, 2/15/2043		6,100,020	5,976,592
0.75%, 2/15/2042		3,103,320	3,138,232
0.75%, 2/15/2045		3,970,480	4,037,482
2.0%, 1/15/2026		15,898,680	18,841,176
U.S. Treasury Inflation-Indexed Notes:
0.125%, 4/15/2016		3,176,850	3,208,866
0.125%, 4/15/2017		7,203,770	7,332,084
0.125%, 4/15/2018		11,628,455	11,862,838
0.125%, 4/15/2019		16,459,410	16,764,172
0.125%, 1/15/2022		5,886,561	5,934,849
0.125%, 7/15/2022		11,689,060	11,809,598
0.25%, 1/15/2025		13,322,610	13,414,203
0.375%, 7/15/2023		6,026,400	6,179,416
0.625%, 7/15/2021		7,778,175	8,151,893
1.125%, 1/15/2021		9,616,770	10,323,006
U.S. Treasury Note, 1.0%, 8/31/2016 (b) (c)		5,520,000	5,565,711
			133,590,117
Total Government & Agency Obligations (Cost $154,763,074)			153,000,037

Mortgage-Backed Securities Pass-Throughs 0.0%
Federal Home Loan Mortgage Corp., 7.5%, 3/17/2017		541	564
Federal National Mortgage Association, 9.0%, 3/1/2020		10,232	11,532
Total Mortgage-Backed Securities Pass-Throughs (Cost $11,807)			12,096

Asset-Backed 0.1%
Home Equity Loans
NovaStar Mortgage Funding Trust, "M3", Series 2004-3, 1.224%*, 12/25/2034 (Cost $219,964)		232,459	231,621

Short-Term U.S. Treasury Obligations 1.3%
U.S. Treasury Bills:
0.182%**, 2/4/2016 (b)		200,000	199,648
0.005%**, 6/11/2015 (d)		5,000	5,000
0.06%**, 8/13/2015 (d)		1,651,000	1,650,693
0.085%**, 6/11/2015 (d)		265,000	264,991
Total Short-Term U.S. Treasury Obligations (Cost $2,120,206)			2,120,332

	Shares	Value ($)

Cash Equivalents 3.7%
Central Cash Management Fund, 0.08% (e) (Cost $5,808,787)	5,808,787	5,808,787

	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $162,923,838)†	101.8	161,172,873
Other Assets and Liabilities, Net	(1.8)	(2,889,242)
Net Assets	100.0	158,283,631

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of March 31, 2015.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $163,236,964. At March 31, 2015, net unrealized depreciation for all securities based on tax cost was $2,064,091. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,336,401 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,400,492.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) At March 31, 2015, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(c) At March 31, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(d) At March 31, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

At March 31, 2015, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	6/19/2015	68	8,765,625	40,874
2 Year U.S. Treasury Note	USD	6/30/2015	35	7,670,469	16,406
3 Month Euro Euribor Interest Rate Futures	EUR	3/14/2016	7	1,881,876	188
3 Month Euro Swiss Franc (Euroswiss) Interest Rate Futures	CHF	3/14/2016	8	2,074,501	(602)
3 Month Euroyen Futures	JPY	3/14/2016	10	2,081,023	(625)
90 Day Eurodollar	USD	3/14/2016	8	1,983,200	4,200
90 Day Sterling Interest Rate Futures	GBP	3/16/2016	10	1,840,158	4,265
ASX 90 Day Bank Accepted Bills	AUD	3/10/2016	10	7,582,472	3,349
United Kingdom Long Gilt Bond	GBP	6/26/2015	21	3,761,532	57,738
Total net unrealized appreciation					125,793

At March 31, 2015, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Bond	AUD	6/15/2015	13	1,313,675	(10,069)
10 Year Canadian Government Bond	CAD	6/19/2015	76	8,565,189	(39,780)
Euro-BOBL German Government Bond	EUR	6/8/2015	136	18,927,072	(32,763)
Euro-BTP Italian Government Bond	EUR	6/8/2015	54	8,162,569	(40,162)
Euro-BUXL 30 Year German Government Bond	EUR	6/8/2015	21	3,977,738	(14,298)
Euro-OAT French Government Bond	EUR	6/8/2015	55	9,228,605	(111,280)
Ultra Long U.S. Treasury Bond	USD	6/19/2015	20	3,397,500	25,625
Total net unrealized depreciation					(222,727)

At March 31, 2015, open written option contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (f)
Call Options 0.0% Receive Fixed — 4.48% – Pay Floating — 3-Month LIBOR	5/9/2016 5/11/2026	5,300,000	1	5/5/2016	59,492	(3,713)
Put Options Pay Fixed — 2.48% – Receive Floating — 3-Month LIBOR	5/9/2016 5/11/2026	5,300,000	1	5/5/2016	59,493	(225,493)
Pay Fixed — 2.615% – Receive Floating — 3-Month LIBOR	12/4/2015 12/4/2045	2,700,000	2	12/2/2015	58,590	(209,063)
Pay Fixed — 2.64% – Receive Floating — 3-Month LIBOR	8/10/2015 8/10/2045	2,000,000	1	8/6/2015	18,700	(141,240)
Pay Fixed — 2.675% – Receive Floating — 3-Month LIBOR	11/12/2015 11/12/2045	2,700,000	2	11/9/2015	54,135	(230,480)
Pay Fixed — 2.796% – Receive Floating — 3-Month LIBOR	6/5/2015 6/5/2045	2,000,000	3	6/3/2015	21,400	(175,190)
Pay Fixed — 2.88% – Receive Floating — 3-Month LIBOR	9/30/2015 9/30/2045	2,700,000	4	9/28/2015	56,492	(305,671)
Total Put Options					268,810	(1,287,137)
Total					328,302	(1,290,850)

(f) Unrealized depreciation on written options on interest rate swap contracts at March 31, 2015 was $962,548.

At March 31, 2015, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
12/16/2015 9/17/2035	3,600,000	Floating — 3-Month LIBOR	Fixed — 2.938%	292,657	211,050
12/16/2015 9/18/2045	7,800,000	Floating — 3-Month LIBOR	Fixed — 2.998%	875,868	606,598
12/16/2015 9/16/2025	8,200,000	Floating — 3-Month LIBOR	Fixed — 2.64%	322,383	266,418
12/16/2015 9/18/2017	6,000,000	Floating — 3-Month LIBOR	Fixed — 1.557%	37,378	44,004
2/3/2015 2/3/2045	2,000,000	Fixed — 3.035%	Floating — 3-Month LIBOR	(283,962)	(259,402)
6/17/2015 6/17/2045	9,387,000	Floating — 3-Month LIBOR	Fixed — 2.5%	161,519	153,008
12/16/2015 9/16/2020	10,900,000	Floating — 3-Month LIBOR	Fixed — 2.214%	206,082	211,636
1/28/2015 1/28/2045	5,300,000	Fixed — 3.087%	Floating — 3-Month LIBOR	(815,420)	(762,258)
Total net unrealized appreciation					471,054

At March 31, 2015, open commodity-linked swap contracts were as follows:
Bilateral Swaps
Expiration Date	Notional Amount ($)		Fixed Fee Received/ (Paid) by the Fund	Pay/Receive Return of the Reference Index/Entity	Value ($) (g)
Long Positions
4/20/2015	80,000	5	(0.57%)	Barclays-Commodity Strategy 1610 Index	32
4/20/2015	50,000	6	(0.16%)	Bloomberg Commodity Index 3 Month Forward	360
4/20/2015	50,000	7	(0.18%)	Bloomberg Commodity Index 3 Month Forward	359
4/20/2015	70,000	3	(0.16%)	Bloomberg Commodity Index 3 Month Forward	503
4/20/2015	20,000	8	(0.16%)	Bloomberg Commodity Index 3 Month Forward	144
4/20/2015	1,000,000	7	(0.23%)	CIBC Milling Wheat Subindex	(14,284)
4/20/2015	60,000	2	(0.44%)	Citi Commodities Term Structure Alpha II Index	350
4/20/2015	10,000	2	0.0%	Citi Congestion DJUBS Beta	74
7/16/2015	1,000,000	8	0.0%	JPMorgan Ex-Front Month Lean Hogs Excess Return Index	(112,625)
7/16/2015	1,000,000	8	0.0%	JPMorgan Ex-Front Month Live Cattle Excess Return Index	27,248
4/20/2015	70,000	8	(0.65%)	JPMorgan Seasonal Spreads Explorer	295
4/20/2015	70,000	9	(0.44%)	Merrill Lynch Commodity Index eXtra ADLS Modifies Excess Return Index	97
4/20/2015	30,000	9	(0.17%)	Merrill Lynch Enhanced Benchmark — A Pre Roll Excess Return Index	165
4/20/2015	50,000	10	(0.43%)	Modified Strategy D177 on the Bloomberg Commodity Index	354
4/20/2015	10,000	8	(0.5%)	JPMorgan Ranked Alpha Basket Index	1
4/20/2015	20,000	11	(0.15%)	Societe Generale BCOM Strategy Index	120
4/20/2015	1,230,000	12	(0.041%)	UBS Custom Commodity Index	(19,454)
Short Positions
7/16/2015	1,000,000	8	0.0%	Bloomberg Commodity Index Lean Hogs Subindex	194,847
4/20/2015	100,000	3	0.0%	Bloomberg Commodity Index	(559)
4/20/2015	70,000	13	0.0%	Bloomberg Commodity Index	(391)
4/20/2015	110,000	8	0.0%	Bloomberg Commodity Index	(615)
7/16/2015	1,000,000	8	0.0%	Bloomberg Commodity Index Live Cattle Subindex	(53,964)
Total net unrealized appreciation					23,057

(g) There are no upfront payments on commodity-linked swaps listed above, therefore, unrealized appreciation (depreciation) is equal to their value.

Counterparties:

1 Nomura International PLC

2 Citigroup, Inc.

3 BNP Paribas

4 Morgan Stanley

5 Barclays Bank PLC

6 Credit Suisse

7 Canadian Imperial Bank of Commerce

8 JPMorgan Chase Securities, Inc.

9 Bank of America

10 Goldman Sachs & Co.

11 Societe Generale

12 UBS AG

13 Macquarie Bank Limited

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at March 31, 2015 is 0.27%.

As of March 31, 2015, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
KRW	2,625,000,000	USD	2,385,930	4/6/2015	20,209	Morgan Stanley
NZD	1,331,000	CAD	1,260,890	4/7/2015	913	The Toronto Dominion Bank
NZD	1,869,000	CAD	1,770,644	4/7/2015	1,356	Australia & New Zealand Banking Group Ltd.
SEK	20,120,700	CAD	3,000,000	4/7/2015	32,066	Barclays Bank PLC
SEK	41,437,180	EUR	4,500,000	4/7/2015	27,170	Societe Generale
AUD	6,100,000	NZD	6,360,714	4/7/2015	108,324	Australia & New Zealand Banking Group Ltd.
USD	3,338,663	NZD	4,500,000	4/7/2015	23,897	Macquariebank Ltd.
AUD	3,100,000	USD	2,384,892	4/7/2015	24,508	Australia & New Zealand Banking Group Ltd.
NOK	30,000,000	USD	3,886,244	4/7/2015	162,173	Societe Generale
NZD	4,500,000	USD	3,385,476	4/7/2015	22,916	Australia & New Zealand Banking Group Ltd.
USD	885,195	GBP	597,000	4/13/2015	330	Societe Generale
USD	1,312,769	JPY	159,340,000	4/13/2015	15,989	UBS AG
USD	3,496,587	JPY	423,530,000	4/13/2015	35,288	Barclays Bank PLC
CAD	4,547,000	USD	3,632,816	4/13/2015	43,194	Societe Generale
EUR	13,167,000	USD	15,073,568	4/13/2015	913,694	Societe Generale
EUR	7,317,000	USD	8,545,704	4/13/2015	676,956	Citigroup, Inc.
GBP	928,000	USD	1,429,982	4/13/2015	53,487	Citigroup, Inc.
JPY	423,530,000	USD	3,606,766	4/13/2015	74,892	Citigroup, Inc.
JPY	247,870,000	USD	2,078,944	4/13/2015	11,922	Barclays Bank PLC
NOK	17,959,000	USD	2,235,765	4/13/2015	6,822	Societe Generale
NOK	17,800,300	USD	2,367,602	4/13/2015	158,356	Citigroup, Inc.
NZD	4,176,000	USD	3,239,950	4/13/2015	121,314	Australia & New Zealand Banking Group Ltd.
SGD	2,363,000	USD	1,734,923	4/13/2015	13,504	Morgan Stanley
Total unrealized appreciation					2,549,280

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	6,620,355	JPY	793,000,000	4/6/2015	(8,062)	Barclays Bank PLC
JPY	502,000,000	USD	4,185,147	4/6/2015	(693)	Morgan Stanley
NZD	6,327,774	AUD	6,100,000	4/7/2015	(83,710)	Macquariebank Ltd.
USD	2,442,180	AUD	3,100,000	4/7/2015	(81,796)	Australia & New Zealand Banking Group Ltd.
GBP	3,565,801	EUR	4,900,000	4/7/2015	(20,254)	Morgan Stanley
USD	3,975,684	NOK	31,000,000	4/7/2015	(127,477)	Barclays Bank PLC
USD	2,307,737	NOK	18,000,000	4/7/2015	(73,294)	Morgan Stanley
CAD	3,000,000	SEK	19,889,400	4/7/2015	(58,925)	Barclays Bank PLC
NOK	19,000,000	USD	2,350,691	4/7/2015	(7,888)	Barclays Bank PLC
USD	1,395,299	CAD	1,767,000	4/13/2015	(344)	Societe Generale
USD	772,966	CAD	964,183	4/13/2015	(11,793)	Citigroup, Inc.
USD	535,051	CAD	638,000	4/13/2015	(31,383)	The Toronto Dominion Bank
USD	10,619,763	EUR	9,556,700	4/13/2015	(342,427)	UBS AG
USD	2,618,235	EUR	2,310,000	4/13/2015	(134,046)	Societe Generale
USD	3,899,623	EUR	3,376,000	4/13/2015	(269,052)	Citigroup, Inc.
USD	2,323,918	NOK	17,800,300	4/13/2015	(114,671)	UBS AG
USD	3,134,268	NZD	4,176,000	4/13/2015	(15,632)	UBS AG
SEK	15,746,000	USD	1,821,280	4/13/2015	(7,335)	Societe Generale
SEK	17,659,000	USD	2,029,153	4/13/2015	(21,623)	UBS AG
Total unrealized depreciation					(1,410,405)

Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
JPY Japanese Yen
KRW South Korean Won
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
SGD Singapore Dollar
USD United States Dollar

For information on the Fund's policy and additional disclosure regarding futures contracts, interest rate swap contracts, commodity-linked swap contracts, forward foreign currency exchange contacts and written options contracts, please refer to Note B in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Government & Agency Obligations	$—	$153,000,037	$—	$153,000,037
Mortgage-Backed Securities Pass-Throughs	—	12,096	—	12,096
Asset-Backed	—	231,621	—	231,621
Short-Term U.S. Treasury Obligations	—	2,120,332	—	2,120,332
Short-Term Investments (h)	5,808,787	—	—	5,808,787
Derivatives (i)
Futures Contracts	152,645	—	—	152,645
Interest Rate Swap Contracts	—	1,492,714	—	1,492,714
Commodity-Linked Swap Contracts	—	224,949	—	224,949
Forward Foreign Currency Exchange Contracts	—	2,549,280	—	2,549,280
Total	$5,961,432	$159,631,029	$—	$165,592,461
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (i)
Futures Contracts	$(249,579)	$—	$—	$(249,579)
Written Options	—	(1,290,850)	—	(1,290,850)
Interest Rate Swap Contracts	—	(1,021,660)	—	(1,021,660)
Commodity-Linked Swap Contracts	—	(201,892)	—	(201,892)
Forward Foreign Currency Exchange Contracts	—	(1,410,405)	—	(1,410,405)
Total	$(249,579)	$(3,924,807)	$—	$(4,174,386)

There have been no transfers between fair value measurement levels during the period ended March 31, 2015.

(h) See Consolidated Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts, commodity linked swap contracts, forward foreign currency exchange contracts, and written options, at value.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities
as of March 31, 2015 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $157,115,051)	$155,364,086
Investment in Central Cash Management Fund (cost $5,808,787)	5,808,787
Total investments in securities, at value (cost $162,923,838)	161,172,873
Cash	3,519
Foreign currency, at value (cost $4,887,158)	4,888,832
Receivable for Fund shares sold	4,726
Interest receivable	223,905
Receivable for variation margin on centrally cleared swaps	24,271
Unrealized appreciation on bilateral swap contracts	224,949
Unrealized appreciation on forward foreign currency exchange contracts	2,549,280
Foreign taxes recoverable	1,653
Other assets	26,401
Total assets	169,120,409
Liabilities
Payable for investments purchased	7,659,438
Payable for Fund shares redeemed	13,153
Payable for variation margin on futures contracts	97,520
Options written, at value (premiums received $328,302)	1,290,850
Unrealized depreciation on bilateral swap contracts	201,892
Unrealized depreciation on forward foreign currency exchange contracts	1,410,405
Accrued management fee	30,464
Accrued Trustees' fees	1,286
Other accrued expenses and payables	131,770
Total liabilities	10,836,778
Net assets, at value	$158,283,631

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities as of March 31, 2015 (Unaudited) (continued)
Net Assets Consist of
Distributions in excess of net investment income	(429,174)
Net unrealized appreciation (depreciation) on: Investments	(1,750,965)
Swap contracts	494,111
Futures	(96,934)
Foreign currency	1,231,099
Written options	(962,548)
Accumulated net realized gain (loss)	(4,315,441)
Paid-in capital	164,113,483
Net assets, at value	$158,283,631
Net Asset Value
Class A Net Asset Value and redemption price per share ($12,682,968 ÷ 1,252,138 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.13
Maximum offering price per share (100 ÷ 97.25 of $10.13)	$10.42
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($217,377 ÷ 21,351 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.18
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,432,472 ÷ 729,514 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.19
Class S Net Asset Value, offering and redemption price per share ($8,752,840 ÷ 867,140 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.09
Institutional Class Net Asset Value, offering and redemption price per share ($129,197,974 ÷ 12,797,269 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.10

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations
for the six months ended March 31, 2015 (Unaudited)
Investment Income
Income: Interest	$130,911
Income distributions — Central Cash Management Fund	1,516
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,973
Total income	134,400
Expenses: Management fee	317,202
Administration fee	79,300
Services to shareholders	30,217
Distribution and service fees	54,418
Custodian fee	32,282
Professional fees	51,750
Reports to shareholders	20,079
Registration fees	27,799
Trustees' fees and expenses	3,758
Other	10,868
Total expenses before expense reductions	627,673
Expense reductions	(143,637)
Total expenses after expense reductions	484,036
Net investment income (loss)	(349,636)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,498,708
Swap contracts	516,870
Futures	(1,058,451)
Written options	(87,090)
Foreign currency	431,502
2,301,539
Change in net unrealized appreciation (depreciation) on: Investments	361,026
Swap contracts	632,372
Futures	207,167
Written options	(977,849)
Foreign currency	990,914
1,213,630
Net gain (loss)	3,515,169
Net increase (decrease) in net assets resulting from operations	$3,165,533

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014
Operations: Net investment income (loss)	$(349,636)	$1,555,942
Operations: Net investment income (loss)	$(349,636)	$1,555,942
Net realized gain (loss)	2,301,539	2,217,344
Change in net unrealized appreciation (depreciation)	1,213,630	(3,109,142)
Net increase (decrease) in net assets resulting from operations	3,165,533	664,144
Distributions to shareholders: Net investment income: Class A	(70,865)	(359,660)
Class B	(611)	(6,756)
Class C	(17,339)	(285,640)
Class S	(60,123)	(201,977)
Institutional Class	(884,374)	(2,415,034)
Total distributions	(1,033,312)	(3,269,067)
Fund share transactions: Proceeds from shares sold	17,283,468	79,634,713
Reinvestment of distributions	1,016,780	3,178,441
Payments for shares redeemed	(15,250,906)	(77,682,012)
Net increase (decrease) in net assets from Fund share transactions	3,049,342	5,131,142
Increase (decrease) in net assets	5,181,563	2,526,219
Net assets at beginning of period	153,102,068	150,575,849
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $429,174 and $953,774, respectively)	$158,283,631	$153,102,068

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights
			Years Ended September 30,
Class A	Six Months Ended 3/31/15 (Unaudited)		2014		2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.99		$10.04		$11.25	$11.11	$10.39	$9.65
Income (loss) from investment operations: Net investment income (loss)a	(.03)		.11		.14	.08	.31	.15
Net realized and unrealized gain (loss)	.23		.07	d	(1.13)	.79	.64	.73
Total from investment operations	.20		.18		(.99)	.87	.95	.88
Less distributions from: Net investment income	(.06)		(.23)		(.04)	(.31)	(.23)	(.14)
Net realized gains	—		—		(.18)	(.42)	—	—
Total distributions	(.06)		(.23)		(.22)	(.73)	(.23)	(.14)
Net asset value, end of period	$10.13		$9.99		$10.04	$11.25	$11.11	$10.39
Total Return (%)b,c	1.96	**	1.83		(8.95)	8.23	9.11	9.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13		14		19	41	41	31
Ratio of expenses before expense reductions (%)	1.09	*	1.12		1.00	1.00	1.00	1.05
Ratio of expenses after expense reductions (%)	.79	*	.85		.87	.98	.91	.90
Ratio of net investment income (loss) (%)	(.63	)*	1.06		1.28	.73	2.91	1.52
Portfolio turnover rate (%)	112	**	248		104	80	118	237
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
* Annualized
** Not annualized

			Years Ended September 30,
Class B	Six Months Ended 3/31/15 (Unaudited)		2014		2013	2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.05		$10.10		$11.36	$11.23		$10.51	$9.76
Income (loss) from investment operations: Net investment income (loss)a	(.07)		.01		.06	(.00	)***	.23	.07
Net realized and unrealized gain (loss)	.22		.10	d	(1.13)	.78		.64	.74
Total from investment operations	.15		.11		(1.07)	.78		.87	.81
Less distributions from: Net investment income	(.02)		(.16)		(.01)	(.23)		(.15)	(.06)
Net realized gains	—		—		(.18)	(.42)		—	—
Total distributions	(.02)		(.16)		(.19)	(.65)		(.15)	(.06)
Net asset value, end of period	$10.18		$10.05		$10.10	$11.36		$11.23	$10.51
Total Return (%)b,c	1.53	**	1.07		(9.55)	7.26		8.31	8.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2		.3		1	2		2	3
Ratio of expenses before expense reductions (%)	2.02	*	1.96		1.80	1.81		1.81	1.86
Ratio of expenses after expense reductions (%)	1.54	*	1.60		1.62	1.76		1.66	1.65
Ratio of net investment income (loss) (%)	(1.38	)*	.12		.53	(.01)		2.16	.77
Portfolio turnover rate (%)	112	**	248		104	80		118	237
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended September 30,
Class C	Six Months Ended 3/31/15 (Unaudited)		2014		2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.06		$10.11		$11.38	$11.24	$10.52	$9.76
Income (loss) from investment operations: Net investment income (loss)a	(.07)		.09		.06	.00 ***	.23	.07
Net realized and unrealized gain (loss)	.22		.02	d	(1.14)	.79	.64	.75
Total from investment operations	.15		.11		(1.08)	.79	.87	.82
Less distributions from: Net investment income	(.02)		(.16)		(.01)	(.23)	(.15)	(.06)
Net realized gains	—		—		(.18)	(.42)	—	—
Total distributions	(.02)		(.16)		(.19)	(.65)	(.15)	(.06)
Net asset value, end of period	$10.19		$10.06		$10.11	$11.38	$11.24	$10.52
Total Return (%)b,c	1.53	**	1.07		(9.62)	7.45	8.21	8.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7		8		11	22	16	14
Ratio of expenses before expense reductions (%)	1.84	*	1.81		1.75	1.74	1.73	1.80
Ratio of expenses after expense reductions (%)	1.54	*	1.60		1.62	1.73	1.66	1.65
Ratio of net investment income (loss) (%)	(1.37	)*	.86		.59	.01	2.16	.77
Portfolio turnover rate (%)	112	**	248		104	80	118	237
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended September 30,
Class S	Six Months Ended 3/31/15 (Unaudited)		2014		2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.96		$10.01		$11.21	$11.07	$10.36	$9.62
Income (loss) from investment operations: Net investment income (loss)a	(.02)		.13		.16	.09	.34	.18
Net realized and unrealized gain (loss)	.22		.08	c	(1.12)	.80	.62	.72
Total from investment operations	.20		.21		(.96)	.89	.96	.90
Less distributions from: Net investment income	(.07)		(.26)		(.06)	(.33)	(.25)	(.16)
Net realized gains	—		—		(.18)	(.42)	—	—
Total distributions	(.07)		(.26)		(.24)	(.75)	(.25)	(.16)
Net asset value, end of period	$10.09		$9.96		$10.01	$11.21	$11.07	$10.36
Total Return (%)b	1.99	**	2.08		(8.70)	8.39	9.41	9.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9		9		10	41	29	23
Ratio of expenses before expense reductions (%)	.84	*	.87		.86	.84	.84	.94
Ratio of expenses after expense reductions (%)	.54	*	.60		.62	.79	.66	.65
Ratio of net investment income (loss) (%)	(.37	)*	1.28		1.50	.85	3.16	1.77
Portfolio turnover rate (%)	112	**	248		104	80	118	237
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
* Annualized
** Not annualized

			Years Ended September 30,
Institutional Class	Six Months Ended 3/31/15 (Unaudited)		2014		2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.96		$10.01		$11.22		$11.07	$10.36	$9.62
Income (loss) from investment operations: Net investment income (loss)a	(.02)		.12		.15		.12	.34	.18
Net realized and unrealized gain (loss)	.23		.09	c	(1.11)		.78	.63	.72
Total from investment operations	.21		.21		(.96)		.90	.97	.90
Less distributions from: Net investment income	(.07)		(.26)		(.07)		(.33)	(.26)	(.16)
Net realized gains	—		—		(.18)		(.42)	—	—
Total distributions	(.07)		(.26)		(.25)		(.75)	(.26)	(.16)
Net asset value, end of period	$10.10		$9.96		$10.01		$11.22	$11.07	$10.36
Total Return (%)	2.09	b**	2.08	b	(8.69	)b	8.54	9.42	9.44	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	129		123		110		149	146	143
Ratio of expenses before expense reductions (%)	.69	*	.73		.63		.63	.63	.68
Ratio of expenses after expense reductions (%)	.54	*	.60		.62		.63	.63	.65
Ratio of net investment income (loss) (%)	(.37	)*	1.22		1.43		1.10	3.19	1.77
Portfolio turnover rate (%)	112	**	248		104		80	118	237
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
* Annualized
** Not annualized

Notes to Consolidated Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Global Inflation Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares are closed to new purchases, except exchanges and the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, Cayman Global Inflation Plus Fund, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivative positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of March 31, 2015, the Fund's investment in the Subsidiary was $2,350,199, representing 1.48% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary.

The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan at March 31, 2015.

Inflation-Indexed Instruments. Inflation-indexed instruments are fixed income securities whose principal value is adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-indexed instrument will result in an adjustment of interest income. In the case of U.S. Treasury inflation-indexed bonds, investors will receive the greater of their inflation-adjusted principal or the original face value of the bond at maturity.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Income from certain commodity-linked derivatives does not constitute "qualifying income" to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly-owned Subsidiary constitutes qualifying income. The Fund is required to increase its taxable income by its share of the Subsidiary's income, including net gains from commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.

At September 30, 2014, the Fund had a net tax basis capital loss carryforward of approximately $6,310,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remains open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders monthly. Inflation and deflation adjustments may have a significant impact on the Fund's distributions and may result in a return of capital to shareholders. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures and swap contracts, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund based upon the relative net assets or other appropriate measures.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended March 31, 2015, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of March 31, 2015 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended March 31, 2015, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $26,000,000 to $53,187,000.

Commodity-Linked Swaps. Commodity-linked swap agreements involve a commitment to pay interest in exchange for a commodity-linked return based on a notional amount. To the extent the return of the reference commodity or commodity index underlying the commodity-linked swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. For the six months ended March 31, 2015, the Fund entered into commodity-linked swap agreements to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.

A summary of the open commodity-linked swap contracts as of March 31, 2015 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended March 31, 2015, the Fund invested in long commodity-linked swap contracts with a total notional amount generally indicative of a range from $2,920,000 to $7,880,000, and the Fund invested in short commodity-linked swap contracts with a total notional amount generally indicative of a range from $2,280,000 to $3,110,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended March 31, 2015, the Fund entered into interest rate futures contracts to gain exposure to different parts of the yield curve while managing overall duration and to seek to enhance returns by employing a rules-based methodology that attempts to identify interest rate trends. The Fund also entered into futures contracts to gain exposure to the investment return of assets that trade in commodity markets, without investing directly in physical commodities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of March 31, 2015 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended March 31, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $23,522,000 to $44,193,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $6,576,000 to $53,572,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the six months ended March 31, 2015, the Fund entered into options and on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets. The Fund also entered into options on exchange-traded futures to gain exposure to the investment return of assets that trade in commodity markets, without investing directly in physical commodities.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

A summary of open written option contracts is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended March 31, 2015, the investment in written option contracts had a total value generally indicative of a range from approximately $390,000 to $1,345,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended March 31, 2015, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward currency contracts as of March 31, 2015 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended March 31, 2015, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $22,132,000 to $66,375,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $13,338,000 to $49,678,000. The investment in forward currency contracts long vs. other currencies sold had a total contract value generally indicative of a range from $0 to approximately $28,261,000.

The following table summarizes the value of the Fund's derivative instruments held as of March 31, 2015 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$1,492,714	$152,645	$1,645,359
Commodity Contracts (b)	—	224,949	—	224,949
Foreign Exchange Contracts (b)	2,549,280	—	—	2,549,280
	$2,549,280	$1,717,663	$152,645	$4,419,588
Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.
(b) Unrealized appreciation on bilateral swap contracts and forward foreign currency exchange contracts

Liabilities Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(1,290,850)	$—	$(1,021,660)	$(249,579)	$(2,562,089)
Commodity Contracts (b)	—	—	(201,892)	—	(201,892)
Foreign Exchange Contracts (b)	—	(1,410,405)	—	—	(1,410,405)
	$(1,290,850)	$(1,410,405)	$(1,223,552)	$(249,579)	$(4,174,386)
Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:
(a) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.
(b) Options written, at value and unrealized depreciation on bilateral swap contracts and forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended March 31, 2015 and the related location in the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(74,464)	$—	$400,655	$(703,771)	$(377,580)
Commodity Contracts (a)	(12,626)	—	116,215	(354,680)	(251,091)
Foreign Exchange Contracts (b)	—	480,483	—	—	480,483
	$(87,090)	$480,483	$516,870	$(1,058,451)	$(148,188)
Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:
(a) Net realized gain (loss) from written options, swap contracts and futures, respectively
(b) Net realized gain (loss) from foreign currency (Consolidated Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(991,432)	$—	$634,577	$(111,788)	$(468,643)
Commodity Contracts (a)	13,583	—	(2,205)	318,955	330,333
Foreign Exchange Contracts (b)	—	870,943	—	—	870,943
	$(977,849)	$870,943	$632,372	$207,167	$732,633
Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) from written options, swap contracts and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Consolidated Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of March 31, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received	Non-Cash Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$278,418	$(81,796)	$—	$—	$196,622
Bank of America	262	—	—	—	262
Barclays Bank PLC	79,308	(79,308)	—	—	—
BNP Paribas	503	(503)	—	—	—
Canadian Imperial Bank of Commerce	359	(359)	—	—	—
Citigroup, Inc.	964,115	(720,388)	—	—	243,727
Credit Suisse	360	—	—	—	360
Goldman Sachs & Co.	354	—	—	—	354
JPMorgan Chase Securities, Inc.	222,535	(167,204)	—	—	55,331
Macquariebank Ltd.	23,897	(23,897)	—	—	—
Morgan Stanley	33,713	(33,713)	—	—	—
Societe Generale	1,153,503	(141,725)	—	—	1,011,778
The Toronto Dominion Bank	913	(913)	—	—	—
UBS AG	15,989	(15,989)	—	—	—
	$2,774,229	$(1,265,795)	$—	$—	$1,508,434
Counterparty	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Non-Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$81,796	$(81,796)	$—	$—	$—
Barclays Bank PLC	202,352	(79,308)	—	—	123,044
BNP Paribas	175,749	(503)	—	—	175,246
Canadian Imperial Bank of Commerce	14,284	(359)	—	—	13,925
Citigroup, Inc.	720,388	(720,388)	—	—	—
JPMorgan Chase Securities, Inc.	167,204	(167,204)	—	—	—
Macquariebank Ltd.	84,101	(23,897)	—	—	60,204
Morgan Stanley	399,912	(33,713)	—	(302,484)	63,715
Nomura International PLC	370,446	—	—	(370,446)	—
Societe Generale	141,725	(141,725)	—	—	—
The Toronto Dominion Bank	31,383	(913)	—	—	30,470
UBS AG	513,807	(15,989)	—	(159,718)	338,100
	$2,903,147	$(1,265,795)	$—	$(832,648)	$804,704

(a) The actual collateral pledged may be more than the amounts shown.

C. Purchases and Sales of Securities

During the six months ended March 31, 2015, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $69,235,170 and $65,320,091, respectively. Purchases and sales of U.S. Treasury obligations aggregated $103,519,999 and $103,471,932, respectively.

For the six months ended March 31, 2015, transactions for written options on exchange-traded futures and interest rate swap contracts were as follows:
	Contracts/ Contract Amount	Premiums
Outstanding, beginning of period	32,000,016	$405,703
Options written	54,000,000	112,725
Options closed	(54,000,016)	(90,962)
Option exercised	(7,300,000)	(74,464)
Options expired	(2,000,000)	(24,700)
Outstanding, end of period	22,700,000	$328,302

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.375%
Next $1 billion of such net assets	.360%
Next $1 billion of such net assets	.345%
Next $1 billion of such net assets	.330%
Next $1 billion of such net assets	.315%
Over $6 billion of such net assets	.300%

Accordingly, for the six months ended March 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.40% of the Fund's average daily net assets.

For the period from October 1, 2014 through January 31, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.79%
Class B	1.54%
Class C	1.54%
Class S	.54%
Institutional Class	.54%

For the six months ended March 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$19,361
Class B	669
Class C	11,159
Class S	13,523
Institutional Class	98,925
$143,637

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2015, the Administration Fee was $79,300, of which $13,512 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2015, the amounts charged to the Fund by DSC were as follows:
Service Provider Fees	Total Aggregated	Unpaid at March 31, 2015
Class A	$4,137	$2,549
Class B	220	124
Class C	1,145	870
Class S	3,640	1,867
Institutional Class	1,756	678
	$10,898	$6,088

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2015, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at March 31, 2015
Class B	$1,052	$154
Class C	27,873	4,700
	$28,925	$4,854

In addition, DDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2015, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at March 31, 2015	Annualized Rate
Class A	$16,034	$5,060	.25%
Class B	349	349	.25%
Class C	9,110	3,117	.25%
	$25,493	$8,526

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2015 aggregated $535.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2015, the CDSC for Class B and Class C shares aggregated $761 and $772, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2015, DDI received $73 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2015, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "Reports to shareholders" aggregated $10,128, of which $8,638 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended March 31, 2015, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $172.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2015.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated Deutsche Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At March 31, 2015, Deutsche Alternative Asset Allocation Fund and Deutsche Select Alternative Allocation Fund held approximately 35% and 23% of the outstanding shares of the Fund, respectively.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended March 31, 2015		Year Ended September 30, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	85,994	$867,772	156,290	$1,569,660
Class B	12	122	47	489
Class C	61,326	622,254	1,212,308	12,279,697
Class S	171,106	1,735,007	313,401	3,175,442
Institutional Class	1,398,967	14,058,313	6,127,852	62,609,425
		$17,283,468		$79,634,713
Shares issued to shareholders in reinvestment of distributions
Class A	6,721	$67,924	34,103	$344,906
Class B	53	538	608	6,198
Class C	983	10,004	22,751	232,761
Class S	5,367	54,042	17,863	180,013
Institutional Class	87,803	884,272	239,134	2,414,563
		$1,016,780		$3,178,441
Shares redeemed
Class A	(200,890)	$(2,030,288)	(708,348)	$(7,122,355)
Class B	(11,859)	(120,233)	(42,904)	(432,355)
Class C	(93,454)	(948,843)	(1,536,688)	(15,540,526)
Class S	(214,551)	(2,152,955)	(412,445)	(4,117,648)
Institutional Class	(989,387)	(9,998,587)	(5,092,661)	(50,469,128)
		$(15,250,906)		$(77,682,012)
Net increase (decrease)
Class A	(108,175)	$(1,094,592)	(517,955)	$(5,207,789)
Class B	(11,794)	(119,573)	(42,249)	(425,668)
Class C	(31,145)	(316,585)	(301,629)	(3,028,068)
Class S	(38,078)	(363,906)	(81,181)	(762,193)
Institutional Class	497,383	4,943,998	1,274,325	14,554,860
		$3,049,342		$5,131,142

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2014 to March 31, 2015).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/15	$1,019.60	$1,015.30	$1,015.30	$1,019.90	$1,020.90
Expenses Paid per $1,000*	$3.98	$7.74	$7.74	$2.72	$2.72
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/15	$1,020.99	$1,017.25	$1,017.25	$1,022.24	$1,022.24
Expenses Paid per $1,000*	$3.98	$7.75	$7.75	$2.72	$2.72

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
Deutsche Global Inflation Fund	.79%	1.54%	1.54%	.54%	.54%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Global Inflation Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2014. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds, noting that DIMA indicated that it does not provide services to any other comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	TIPAX	TIPTX	TIPCX	TIPSX	TIPIX
CUSIP Number	25155T 767	25155T 759	25155T 742	25155T 734	25155T 726
Fund Number	454	654	754	2354	854

Privacy Statement
FACTS	What Does Deutsche Asset & Wealth Management Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset & Wealth Management chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Deutsche Asset & Wealth Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	DeAWM Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAWM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset & Wealth Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset & Wealth Management collect my personal information?
We collect your personal information, for example. When you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
— sharing for affiliates' everyday business purposes — information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset & Wealth Management does not jointly market.
Rev. 08/2014

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

DG IPF-3
(R-027139-4 5/15)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global Inflation Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 29, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 29, 2015